================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 15, 2007

                            ------------------------

                         THE HAIN CELESTIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                            ------------------------

          Delaware                   0-22818                    22-3240619
(State or other jurisdiction       (Commission              (I.R.S. Employer
     of incorporation)             File Number)            Identification No.)


                    58 South Service Road, Melville, NY 11747
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (631) 730-2200

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 8.01.  Other Events.

On June 15, 2007, The Hain Celestial Group, Inc. (the "Company") issued the press release attached as Exhibit 99.1 and incorporated by reference herein, regarding an informal inquiry by the Securities and Exchange Commission into the Company's stock option practices.


Item 9.01. Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed herewith:


        Exhibit No.    Description
        -----------    -----------

            99.1       Press Release dated June 15, 2007.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2007

                                        THE HAIN CELESTIAL GROUP, INC.
                                                 (Registrant)


                                        By: /s/ Ira J. Lamel
                                            -----------------------------------
                                            Name:  Ira J. Lamel
                                            Title: Executive Vice President and
                                                   Chief Financial Officer